UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                DATE OF REPORT
                              FEBRUARY 10, 2000

                       AMAZON NATURAL TREASURES, INC.
                    -----------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    NEVADA
                                 -------------
                (STATE OR OTHER JURISDICTION OF INCORPORATION)

               33-26109                                88-0460880
           ---------------                          ---------------
       (COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER
                                                  IDENTIFICATION NO.)


               4011 WEST OQUENDO UNIT C, LAS VEGAS NEVADA 89118
            -----------------------------------------------------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                               (702) 795-4333
                             -----------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Amazon Natural Treasures, Inc. has entered into a new auditor/client relationship with Piercy, Bowler, Taylor & Kern.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AMAZON NATURAL TREASURES, INC.
(Registrant)

Date: February 10, 2000
By: /s/ MICHAEL A. SYLVER

Michael A. Sylver
President